Exhibit 10.20

Execution Version

AMENDMENT TO THE JOINT DEVELOPMENT AGREEMENT
(APPALACHIA)
This Amendment to the Joint Development Agreement (the “Amendment”) is entered into on October 14, 2014 (the “Execution Date”) between BG Production Company (PA), LLC, a Delaware limited liability company (“BGPA”), BG Production Company (WV), LLC, a Delaware limited liability company (“BGWV” and, together with BGPA, “BG”), EXCO Production Company (PA), LLC, a Delaware limited liability company (“EXCOPA”), EXCO Production Company (WV), LLC, a Delaware limited liability company (“EXCOWV” and, together with EXCOPA, “EXCO”), and EXCO Resources (PA), LLC, a Delaware limited liability company (the “Company”). BG, EXCO and the Company are referred to herein collectively as the “Parties” and each individually as “Party.”
RECITALS
WHEREAS, the Parties entered into that certain Joint Development Agreement dated June 1, 2010, which covers the joint development of certain oil and gas assets (as so amended, the “JDA”); and
WHEREAS, the Parties desire to amend the JDA in accordance with the provisions of this Amendment;
NOW, THEREFORE, in consideration of the mutual promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
Definitions and References. Capitalized terms used in this Amendment and not otherwise defined herein have the meanings given such terms in the JDA. Sections, Articles, Appendices, Exhibits, Schedules and subsections referred to herein refer to such Sections, Articles, Appendices, Exhibits, Schedules and subsections of the JDA unless the context expressly states otherwise.

2.	JDA Amendment. The JDA is hereby amended as follows:

(a)	Section 3.5 shall be amended by adding the following subsection (i):

“(i)
To the extent the applicable information has not previously been provided to BG pursuant to a request under this Section 3.5(i) or prior to the 2014 Amendment Effective Date, Joint Development Operator shall deliver to BG, within a reasonable time period, not to exceed ninety (90) days following request from BG (which date shall be extended if reasonably requested by Joint Development Operator considering the scope of the request), copies of any files, records, maps, information, and data, whether written or electronically stored, in its possession that relate to Subject Oil and Gas Assets in which BG or an Affiliate of BG holds an interest, including (A)

land and title records (including leases, abstracts of title, title opinions and title curative documents); (B) contract files; (C) correspondence; (D) operations, environmental, production and accounting records; and (E) production, facilities and well records and data (including logs and cores); provided that if, in Joint Development Operator’s reasonable opinion, such provision of such copies would require more than (40) hours to complete or would otherwise cost the Joint Development Operator an amount in excess of $50,000, then BG shall pay all the costs and expenses related to the provision of such copies.”

(b)	Section 3.6(b) shall be amended by deleting it in its entirety and replacing it with the following:

“(b)
The allocation of Technical Services Costs to Development Operations, and the incurrence thereof by a Development Party and its Affiliates, shall be equitable and commercially reasonable, and such Development Party shall furnish details of its allocation procedures to a Development Party upon request. The Development Party providing Technical Services shall not be entitled to receive duplicate payments for such Technical Services Costs.”

(c)	Section 3.7(c) shall be amended by deleting it in its entirety and replacing it with the following:

“(c)
If any Technical Services Costs or overhead chargeable under Article III of Exhibit C to any Joint Development Operating Agreement or any similar provision of any Third Party Operating Agreement are properly chargeable by the Joint Development Operator or any Party Operator to (i) any Participating Party in a Sole Risk Development Operation, (ii) any Development Party, Entity Member or Joint Entity undertaking a Sole Risk Entity Operation, or (iii) any Person other than a Development Party, Entity Member or Joint Entity; then (A) such amounts shall be charged to such applicable Persons and not to any Development Parties, Entity Members or Joint Entities that do not otherwise owe such amounts, and (B) such amounts received by Joint Development Operator or a Party Operator in connection therewith will be shared by the Development Parties in accordance with their respective JDA Interests (and Joint Development Operator or the Party Operator, as applicable, shall credit to each Development Party the proportionate share to which such Development Party is entitled with respect to such amount received by such Joint Development Operator or Party Operator).”

(d)	Section 4.1(o) shall be amended by deleting it in its entirety and replacing it with the following:

“(o)	All notices and communications required or permitted to be given under this Article 4 to the Development Parties or a Party Operator or the members of the Operating Committee shall be sufficient in all respects if given in writing and delivered personally, or sent by bonded overnight courier, or mailed by U.S. Express Mail or by certified or registered United States Mail with all postage fully prepaid, or sent by facsimile transmission or by pdf via email (provided any such facsimile or email transmission is confirmed either orally or by written confirmation), addressed to the appropriate Person at the address for such Person shown below or at such other address as such Party shall have theretofore designated by written notice delivered to the Party giving such notice:

If to EXCO or any EXCO Member:
EXCO Holding (PA), Inc.
12377 Merit Drive, Suite 1700
Dallas, Texas 75251
Attention: Harold L. Hickey
Telephone: (214) 368-2084
Fax: (214) 368-8754
Email: hhickey@excoresources.com

With a copy to:

EXCO Resources, Inc.
12377 Merit Drive, Suite 1700
Dallas, Texas 75251
Attention: William L. Boeing, Vice President
General Counsel, and Secretary
Telephone: (214) 368-2084
Fax : (214) 706-3409
Email : lboeing@EXCOResources.com

If to BG or any BG Member:

BG US Production Company, LLC
811 Main Street, Suite 3400
Houston, Texas 77002
Attention: Roger Coe
Telephone: (713) 599-4000
Fax: (713) 599-4250
E-mail: roger.coe@bg-group.com

BG US Production Company, LLC
811 Main Street, Suite 3400
Houston, Texas 77002
Attention: Chris Migura, Principal Counsel
Telephone: (713) 599-4000
Fax: (713) 599-4250
E-mail: chris.migura@bg-group.com

If to the Company or any Joint Entity:

12377 Merit Drive, Suite 1700
Dallas, Texas 75251
Attention: President and General Manager
Telephone: (214) 368-2084
Fax: (214) 368-8754

With a copy to:

Attention: Vice President, Legal
Telephone: (724) 720-2500
Fax: (724) 720-2505

Any notice given in accordance herewith shall be deemed to have been given when delivered to the addressee in person, or by courier, or transmitted by facsimile transmission or email during normal business hours (or, if not sent transmitted during normal business hours, on the next business day), or upon actual receipt by the addressee after such notice has either been delivered to an overnight courier or deposited in the United States Mail, as the case may be. The Parties may change the address, telephone numbers, facsimile numbers and email addresses to which such communications are to be addressed by giving written notice to the other Parties in the manner provided in this Section 4.1(o).”

(e)	Section 4.4(a)(iii) shall be amended by deleting it in its entirety and replacing it with the following:
“(iii)    [omitted].”

(f)	Section 4.4(c) shall be amended by deleting it in its entirety and replacing it with the following:
“(c)    [omitted].”

(g)	Section 9.2(a) shall be amended by deleting the phrase “the expiration of the sixty (60) day election period in Section 9.2(b)” and replacing it with “the end of the AMI Election Period”.

(h)	Section 9.2(b) shall be amended by deleting the phrase “a period of sixty (60) days after receipt of the Offer Notice” and replacing it with the phrase “until the end of the AMI Election Period”.

(i)
Section 9.2(e) shall be amended by deleting the phrase “within thirty (30) days of its receipt of the Offer Notice stating that it does not agree with the Acquiring Development Party’s statement of the Cash Value” and replacing it with the phrase “within twenty (20) days of its receipt of the Offer Notice stating that it does not agree with the Acquiring Development Party’s statement of the Cash Value”.

(j)	Section 14.2 shall be amended by deleting such section in its entirety and replacing it with the following:
“Notices. All notices and communications required or permitted to be given hereunder, excluding any notices under Article 4 hereof (which notices shall be governed by the provisions of Section 4.1(o) hereof), shall be sufficient in all respects if given in writing and delivered personally, or sent by bonded overnight courier, or mailed by U.S. Express Mail or by certified or registered United States Mail with all postage fully prepaid, or sent by facsimile transmission (provided any such facsimile transmission is confirmed either orally or by written confirmation), addressed to the appropriate Party at the address for such Party shown below or at such other address as such Party shall have theretofore designated by written notice delivered to the Party giving such notice:

If to EXCO:
EXCO Holding (PA), Inc. 12377 Merit Drive, Suite 1700 Dallas, Texas 75251 Attention: President Telephone: (214) 368-2084 Fax: (214) 368-8754

with a copy to:

EXCO Resources, Inc.
12377 Merit Drive, Suite 1700
Dallas, Texas 75251
Attention: William L. Boeing, Vice President,
      General Counsel, and Secretary
Telephone: (214) 368-2084
Fax: (214) 706-3409

If to BG:

BG US Production Company, LLC 811 Main Street, Suite 3400 Houston, Texas 77002 Attention: Roger Coe Telephone: (713) 599-4000 Fax: (713) 599-4250
with a copy to: BG US Production Company, LLC 811 Main Street, Suite 3400 Houston, Texas 77002 Attention: Chris Migura, Principal Counsel Telephone: (713) 599-4000 Fax: (713) 599-4250
If to the Company:

EXCO Resources (PA), LLC
12377 Merit Drive, Suite 1700
Dallas, Texas 75251
Attention: President and General Manager
Telephone: (214) 368-2084
Fax: (214) 368-8754

With a copy to:

Attention: Vice President, Legal
Telephone: (724) 720-2500
Fax: (724) 720-2505

Any notice given in accordance herewith (including any notice given to a Credit Facility Secured Party) shall be deemed to have been given when delivered to the addressee in person, or by courier, or transmitted by facsimile transmission during normal business hours (or, if not sent transmitted during normal business hours, on the next business day), or upon actual receipt by the addressee after such notice has been deposited in the United States Mail, as the case may be. The Parties may change the address, telephone numbers, and facsimile numbers to which such communications are to be addressed by giving written notice to the other Parties in the manner provided in this Section 14.2. Notice given to a Development Party shall be deemed to be notice to its affiliated Entity Members for all purposes under this Agreement. Notice to any Joint Entity shall be accomplished by notice to each of its Entity Members.”

(k)	The definition of “Technical Services” in Appendix I shall be amended by deleting the term “HSSE” therefrom and replacing it with the term “EHS”.

(l)	The definition of “Technical Services Costs” in Appendix I shall be amended by deleting the term “HSSE” therefrom and replacing it with the term “EHS”.

(m)	Appendix I shall be amended by deleting the definition for “Secondee”.

(n)	Appendix I shall be amended by adding the following definitions in their correct alphabetic locations:
“AMI Election Period” shall mean (a) for Offered Interests with a value (in any one or related series of transactions) of less than five hundred thousand dollars ($500,000), from receipt of the Offer Notice until thirty (30) days from receipt of the Offer Notice and a fully completed and accurate Transaction Information Sheet for all such Offered Interests, extended for a period of five (5) days following determination of the Cash Value (if applicable), and (b) for all other Offered Interests, the sixty (60) days from receipt of the Offer Notice and determination of the Cash Value (if applicable).
“2014 Amendment Effective Date” means October 14, 2014.
“Company Agreement” means that certain Second Amended and Restated Limited Liability Company Agreement of EXCO Resources (PA), LLC dated June 1, 2010, between EXCO Resources (PA), LLC, BG US Production Company, LLC, and EXCO Holdings (PA), Inc., as amended from time to time, including pursuant to that certain Amendment to the Second Amended and Restated Limited Liability Company Agreement of EXCO Resources (PA), LLC dated as of even date herewith between EXCO Resources (PA), LLC, BG US Production Company, LLC, and EXCO Holding (PA), Inc.
“EHS” shall mean Environmental, Health and Safety.
“Transaction Information Sheet” shall mean a description of property in the form attached hereto as Exhibit “K”.

(o)	The JDA shall be amended by attaching Exhibit “K” attached hereto as Exhibit “K” to the JDA.

3.
Application of Certain Provisions. The terms of Sections 13.1, 13.2, 14.1, 14.2, 14.3, 14.4, 14.6, 14.7, 14.8, 14.9, 14.10, 14.11, 14.12(a), 14.13 and 14.14 of the JDA are incorporated herein by reference as if set out in full herein.

4.
Ratification. Except as amended herein, the terms and conditions of the JDA shall remain in full force and effect. Any and all references to the JDA shall hereafter refer to the JDA as amended by this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment on the Execution Date.

EXCO PRODUCTION COMPANY (PA), LLC
By: /s/ WILLIAM L. BOEING Name: William L. Boeing Title: Vice President and General Counsel

EXCO PRODUCTION COMPANY (WV), LLC
By: /s/ WILLIAM L. BOEING Name: William L. Boeing Title: Vice President and General Counsel

BG PRODUCTION COMPANY (PA), LLC
By: /s/ ROGER COE Name: Roger Coe Title: Vice President

BG PRODUCTION COMPANY (WV), LLC
By: /s/ ROGER COE Name: Roger Coe Title: Vice President

EXCO RESOURCES (PA), LLC
By: /s/ WILLIAM L. BOEING Name: William L. Boeing Title: Vice President and General Counsel